As filed with the Securities and Exchange Commission on December
14, 1995
                                          Registration No.  33-

                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM S-8
                         REGISTRATION STATEMENT
                                 Under
                      The Securities Act of 1933

                          Norwest Corporation
          (Exact name of registrant as specified in its charter)
         Delaware                       6711                 41-0449260
(State or other jurisdiction of   (Primary Standard       (I.R.S. Employer
incorporation or organization)        Industrial         Identification No.)
                                 Classification Code
                                        Number)

                           Norwest Center
                         Sixth and Marquette
                   Minneapolis, Minnesota  55479-1000
                             612-667-1234
           (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                        INVEST NORWEST PROGRAM
                        (Full title of the plan)

                          ________________

                          Stanley S. Stroup
             Executive Vice President and General Counsel
                         Norwest Corporation
                          Norwest Center
                       Sixth and Marquette
                 Minneapolis, Minnesota  55479-1026
                           612-667-8858
           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                  CALCULATION OF REGISTRATION FEE

Title of Securities      Amount         Proposed Maximum
to Be                    to Be           Offering Price
Registered             Registered          Per Share

Common Stock            1,200,000             N/A
(par value $1-2/3        shares
per share) (1)

Proposed
Maximum                    Amount of
Aggregate                Registration
Offering Price               Fee

$40,800,000 (2)            $14,068


(1) Each share of the registrant's common stock includes one preferred stock purchase right.
(2) Estimated solely for purposes of computing the registration fee, in accordance with Rule 457(h), based on the average of the high and low prices of the Corporation's Common Stock reported on the New York
Stock Exchange composite tape on December 7, 1995.

______________________________________________________



                                    PART II

INFORMATION NOT REQUIRED IN THE REGISTRATION
STATEMENT


Item 3.  Incorporation of Documents by Reference.

     The following documents filed with the Securities and Exchange Commission by the Registrant are incorporated by reference in this Registration Statement:

     (a)  Annual Report on Form 10-K for the year ended December 31,
1994;

     (b) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995;

     (c) Current Reports on Form 8-K dated January 9, 1995, January 27, 1995, February 17, 1995, April 21, 1995, July 3, 1995, September
13, 1995, October 4, 1995 and
November 1, 1995; and

     (d) The descriptions of Norwest Corporation common stock, par value $1-2/3 per share, and Series A Junior Participating Preferred Stock Purchase Rights contained in registration statements filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating such descriptions.

	All reports subsequently filed by the Registrant pursuant to Sections 13(a) and (c) of the Exchange Act and any definitive proxy or information statements filed pursuant to Section 14 of the Exchange
Act in connection with any subsequent stockholders' meeting and any reports filed pursuant to Section 15(d) of the Exchange Act prior to the filing of a posteffective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

         Not applicable.







                                    II-1


Item 5.  Interests of Named Experts and Counsel.

     The legality of the shares of Common Stock to which this Registration Statement relates has been passed upon by Stanley S. Stroup, Executive Vice President and General Counsel of the Registrant. At September 30, 1995, Mr. Stroup was the beneficial owner of 108,053 shares and held options to acquire 247,410 additional shares of Common Stock of the Registrant.

Item 6.  Indemnification of Directors and Officers.

     Section 145 of the Delaware General Corporation Law authorizes indemnification of directors and officers of a Delaware corporation under certain circumstances against expenses, judgments, and the like in connection with an action, suit, or proceeding. Article Fourteenth of the Certificate of Incorporation of the Registrant provides for broad indemnification of directors and officers of the Registrant. The Registrant also maintains insurance coverage relating to certain liabilities of directors and officers.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

4.1 -- Restated Certificate of Incorporation of Norwest Corporation, as amended (incorporated by reference to Exhibit 3(b) to the Registrant's Current Report on Form 8-K dated June 28, 1993 (File No. 1-2979) and Exhibit 3 to Registrant's Current Report on Form 8-K dated July 3, 1995 (File No. 1-2979)).

4.2 -- By-Laws of Norwest Corporation, as amended (incorporated by reference to Exhibit 4(c) to the Registrant's Quarterly
         Report on Form 10-Q for the quarter ended March
         31, 1991 (File No. 1-2979)).

4.3 -- Rights Agreement, dated as of November 22, 1988, between Norwest Corporation and Citibank, N.A., including as Exhibit A the form of Certificate of Designation of Powers, Preferences and Rights setting forth the terms of the Series A Junior Participating Preferred Stock, without par value (incorporated by reference to Exhibit 1 to the Registrant's Form 8-A dated December 6, 1988); Certificate of Adjustment dated July 21, 1989 (incorporated by reference to Exhibit 3 to Form 8 dated July 21, 1989); and Certificate of Adjustment dated June 28, 1993 (incorporated by reference to Exhibit 4 to Form 8-A/A dated June 29, 1993).

5    --  Opinion of General Counsel of Norwest Corporation.

23.1 -- Consent of General Counsel of Norwest Corporation (included as part of Exhibit 5 filed herewith).

23.2 --  Consent of KPMG Peat Marwick LLP.

24   --  Powers of Attorney.

99   --  Invest Norwest Program, as amended (incorporated by
         reference to Exhibit 99 to the Registrant's Registration Statement No. 33-50311).

                                   II-2

Item 9.  Undertakings.

(a)   The undersigned Registrant hereby undertakes:

      (1) To file, during any period, in which offers or sales are being made, a posteffective amendment to this Registration Statement:

      (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

      (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent posteffective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

      (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a posteffective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such posteffective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (3) To remove from registration by means of a posteffective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section
15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.
In the event that a claim for

                                     II-3


indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.






































                                   II-4




                            SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 14th day of December 1995.

                          NORWEST CORPORATION

                          By:  /s/   Richard M. Kovacevich
                                     Richard M. Kovacevich
                                     President and Chief Executive
                                       Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 14th day of December 1995, by the following persons in the capacities indicated.

/s/ Richard M. Kovacevich      President and Chief Executive Officer
    Richard M. Kovacevich        (Principal Executive Officer)


/s/ John T. Thornton           Executive Vice President and Chief
    John T. Thornton             Financial Officer
                                (Principal Financial Officer)

/s/ Michael A. Graf            Senior Vice President and Controller
    Michael A. Graf            (Principal Accounting Officer)

DAVID A. CHRISTENSEN    )
GERALD J. FORD          )
PIERSON M. GRIEVE       )
CHARLES M. HARPER       )
WILLIAM A. HODDER       )
LLOYD P. JOHNSON        )                  A majority of the
REATHA CLARK KING       )                 Board of Directors*
RICHARD M. KOVACEVICH   )
RICHARD S. LEVITT       )
RICHARD D. McCORMICK    )
CYNTHIA H. MILLIGAN     )
IAN M. ROLLAND          )
STEPHEN E. WATSON       )
MICHAEL W. WRIGHT       )


* Richard M. Kovacevich, by signing his name hereto, does hereby sign this document on his own behalf and on behalf of each of the other directors named above pursuant to powers of attorney duly executed by such other persons.

                         /s/  Richard M. Kovacevich
                              Richard M. Kovacevich
                              Attorney-in-Fact



                                 II-5


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 14th day of December
1995.


                                 NORWEST CORPORATION,
                                   as Administrator

                                 By:  /s/ Stephen W. Hansen
                                          Stephen W. Hansen
                                 Senior Vice President (Human Resources)















                                    II-6


                             INDEX TO EXHIBITS

Exhibit                                                    Sequential
Number                    Description                      Page Number

4.1       Restated Certificate of Incorporation of
          Norwest Corporation, as amended (incorporated by reference to Exhibit 3(b) to the Registrant's
          Current Report on Form 8-K dated June 28, 1993
          (File No. 1-2979) and Exhibit 3 to Registrant's
          Current Report on Form 8-K dated July 3, 1995
          (File No. 1-2979)).

4.2       By-Laws of Norwest Corporation, as amended
          (incorporated by reference to Exhibit 4(c) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1991 (File No. 1-2979)).

4.3 Rights Agreement, dated as of November 22, 1988, between Norwest Corporation and Citibank, N.A., including as Exhibit A the form of Certificate of Designation of Powers, Preferences and Rights setting forth the terms of the Series A Junior Participating Preferred Stock, without par value (incorporated by reference to Exhibit 1 to the Registrant's Form 8-A dated December 6, 1988); Certificate of Adjustment dated July 21, 1989 (incorporated by reference to Exhibit 3 to Form 8 dated July 21, 1989); and Certificate of Adjustment dated June 28, 1993 (incorporated by reference to Exhibit 4 to Form 8-A/A dated June 29, 1993).

5         Opinion of General Counsel of Norwest Corporation.

23.1      Consent of General Counsel of Norwest Corporation
          (included as part of Exhibit 5 filed herewith).

23.2      Consent of KPMG Peat Marwick LLP.

24        Powers of Attorney.

99 Invest Norwest Program, as amended (incorporated by reference to Exhibit 99 to the Registrant's
          Registration Statement No. 33-50311).







                                                           EXHIBIT 5

                      [LETTERHEAD OF STANLEY S. STROUP]



December 14, 1995



Board of Directors
Norwest Corporation
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-1000

Ladies and Gentlemen:

In connection with the proposed registration under the Securities Act of 1933, as amended, of 1,200,000 shares of common stock, par value $1-2/3 per share (the "Shares"), of Norwest Corporation (the "Corporation") to be issued pursuant to the Invest Norwest Program (the "Program"), I have examined such corporate records and other documents, including the registration statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the Shares (the "Registration Statement"), and have reviewed such matters of law as I have deemed necessary for this opinion. I advise you that in my opinion:

1. The Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

2. The Corporation has taken all necessary corporate action to adopt the Program, and the Program is a validly existing employee benefit plan of the Corporation.

3. The Shares will, when issued in accordance with the terms of the Program, be legally and validly issued and fully paid and nonassessable.

I consent to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,



/s/ Stanley S. Stroup



                                                        EXHIBIT 23.2

                   [LETTERHEAD OF KPMG PEAT MARWICK LLP]



                       Independent Auditors' Consent



The Board of Directors
Norwest Corporation

We consent to the use of our report dated January 18, 1995 incorporated herein by reference.

                               /s/ KPMG Peat Marwick LLP




December 13, 1995
Minneapolis, Minnesota






                                                         EXHIBIT 24

                          NORWEST CORPORATION

                           Power of Attorney
                       of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ David A. Christensen
                                        David A. Christensen




                         NORWEST CORPORATION

                          Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ Gerald J. Ford
                                        Gerald J. Ford




                           NORWEST CORPORATION

                            Power of Attorney
                        of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                     /s/ Pierson M. Grieve
                                         Pierson M. Grieve




                           NORWEST CORPORATION

                            Power of Attorney
                        of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                               /s/ Charles M. Harper
                                   Charles M. Harper




                          NORWEST CORPORATION

                           Power of Attorney
                      of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                              /s/ William A. Hodder
                                  William A. Hodder




                         NORWEST CORPORATION

                          Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ Lloyd P. Johnson
                                        Lloyd P. Johnson




                           NORWEST CORPORATION

                           Power of Attorney
                      of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                 /s/ Reatha Clark King
                                     Reatha Clark King




                         NORWEST CORPORATION

                          Power of Attorney
                       of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                             /s/ Richard M. Kovacevich
                                 Richard M. Kovacevich




                         NORWEST CORPORATION

                         Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                            /s/ Richard S. Levitt
                                Richard S. Levitt




                          NORWEST CORPORATION

                          Power of Attorney
                      of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                               /s/ Richard D. McCormick
                                   Richard D. McCormick




                            NORWEST CORPORATION

                             Power of Attorney
                         of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                     /s/ Cynthia H. Milligan
                                         Cynthia H. Milligan




                         NORWEST CORPORATION

                         Power of Attorney
                    of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                     /s/ Ian M. Rolland
                                         Ian M. Rolland




                            NORWEST CORPORATION

                             Power of Attorney
                        of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ Stephen E. Watson
                                        Stephen E. Watson




                         NORWEST CORPORATION

                         Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 1,200,000 shares of Common Stock of the Corporation which may be issued pursuant to the INVEST
NORWEST program, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                          /s/ Michael W. Wright
                                              Michael W. Wright